Exhibit 99.3 2Q20 Supplemental Slides1 John McCallion Chief Financial Officer 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures.

Table of Contents Topic Page No. Net Income (Loss) to Adjusted Earnings 3 Adjusted Earnings ex. Total Notable Items by Segment 4 2Q20 Variable Investment Income (VII) Driven by Negative Private Equity Returns 5 2Q20 VII by Segment 6 2Q20 Adjusted EPS Impact of Variable Investment Income 7 Group Non-Medical Health Interest Adjusted Benefit Ratio (IABR) 8 Direct Expense Ratio 9 3Q20 Outlook 10 Sensitivities for Hypothetical Long-Term Interest Rate Assumption Changes 11 Cash & Capital 12 Appendix 13 2

Net Income (Loss) to Adjusted Earnings 2Q20 1 ($ in millions - post-tax) $ in millions $ Per Share Net Income (Loss) $68 $0.07 Less: Net Investment Gains (Losses) 182 0.20 Net Derivative Gains (Losses) (561) (0.61) Investment Hedge Adjustments (149) (0.16) Other (162) (0.18) Adjusted Earnings $758 $0.83 Variable Investment Income (438) (0.48) 1 The per share data for each item is calculated on a standalone basis and may not sum to the total. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 3

Adjusted Earnings ex. Total Notable Items by Segment % % Change 1 ($ in millions - post-tax) 2Q20 2Q19 Change (Constant Rate) Highlights Group Benefits $248 $311 (20%) - Underwriting Margins; + Volume Growth Retirement and Income Solutions 192 351 (45%) - Investment Margins; + Underwriting Margins Property & Casualty 83 70 19% + Underwriting Margins; - Investment Margins U.S. $523 $732 (29%) - Investment Margins; + Volume Growth; Asia 256 359 (29%) (27%) + Expense Margins + Equity Markets; + Underwriting Margins; Latin America 132 159 (17%) 3% - Investment Margins EMEA 116 77 51% 59% + Underwriting Margins; + Expense Margins MetLife Holdings 20 299 (93%) - Investment Margins; - Underwriting Margins - Investment Margins; - Taxes Corporate & Other (289) (237) (22%) - Preferred Stock Dividend; + Expense Margins Adjusted Earnings, ex. $758 $1,389 (45%) (44%) Total Notable Items Adjusted EPS, ex. $0.83 $1.46 (43%) (41%) Total Notable Items 1 To be discussed on MetLife, Inc.'s second quarter 2020 earnings conference call and audio webcast. 4 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

2Q20 VII Driven by Negative Private Equity Returns ($ in millions - pre-tax) $334 $326 $327 $351 $0 ($555) 2Q19 3Q19 4Q19 1Q20 2Q20 Private Equity Other 5

2Q20 VII by Segment ($ in millions - post-tax) 2Q20 Group Benefits $3 Retirement and Income Solutions (122) Property & Casualty (9) U.S. $(128) Asia (77) Latin America (7) EMEA — MetLife Holdings (161) Corporate & Other (65) Total Variable Investment Income $(438) 6

2Q20 Adjusted EPS Impact of Variable Investment Income VII at Mid-Point of Quarterly Target Range1 +$0.222 $0 VII of ($0.48) driven by -8.2% Private Equity Returns 1 Full year 2020 pre-tax VII target range of $900 million to $1.1 billion or $225 million to $275 million per quarter. 2 Calculated using the mid-point of the VII quarterly range amount of $198 million, post-tax, divided by 913.1 million, which is the number of MetLife, Inc. weighted average common shares outstanding on a diluted basis for the three months ending June 30, 2020. 7 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Group Non-Medical Health IABR1 2Q20 Non-Medical Health IABR (As Reported) 58.5% Dental Premium Credit2 3.9% Dental Unearned Premium Reserve3 7.1% Non-Medical Health IABR, ex. Dental Items 69.5% 1 Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability. 2 Represents approximately $200 million reduction of premium revenue (assuming an equal amount of benefits) related to 3 dental credits for April and May 2020. Represents approximately $300 million reduction of premium revenue (assuming an equal amount of benefits) primarily related to the 8 significant decrease in the availability of dental services in 2Q.

Managing to ~12.3% Direct Expense Ratio Direct Expense Ratio1 14.3% -170bps 13.3% 13.3% 12.9% 12.6% 12.4% 12.0% 2015 2016 2017 2018 2019 1Q20 2Q20 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 9 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

3Q20 Outlook Key Considerations Highlights • Best estimate of positive mid-single digit private equity returns Investments • Favorable short-end yield curve persists • Investment portfolio remains well-positioned for economic downturn • Largely offsetting global claims impact from COVID-19 • Decrease in U.S. life claims frequency, significant increase in Latin America claims frequency Underwriting Margins • Group Benefits non-medical health ratio close to low end of annual target range of 72-77% • Longevity offset impact in Retirement and Income Solutions • Global face-to-face sales environment remains challenging Sales / Adjusted PFOs • Continued sales pressure in most segments, sequential increase expected in Japan • Lower adjusted PFOs in most segments, expect mid-single digit growth in Group Benefits • Year-to-date 2Q20 direct expense ratio1 of 12.2% Expenses / Corporate & Other • Expect to achieve ~12.3% direct expense ratio1 target for full year 2020 • 2H20 Corporate & Other loss of $325M to $375M 1 Direct expense ratio, excluding total notable items related to direct expenses and PRT. 10 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Sensitivities for Hypothetical Long-Term Interest Rate Assumption Changes • Hypothetical impact if long-term interest rate assumption changes from 3.75%1: Assumption Change Impact to Net Income GAAP Loss Recognition ($ in millions - post-tax) -25 bps ($100) No -50 bps ($175) No -100 bps ($300) No -150 bps ($425) No 1 Included in the assumptions that the Company used to measure its insurance contract liabilities, DAC and related actuarial items for its U.S. and MetLife Holdings segments, as of December 31, 2019, is the assumption that the 10-year Treasury rate will rise to 3.75% in 8 years, by 2027, and remain level afterwards. The hypothetical impact illustrated is 11 the estimated effect of the assumed rate of 3.75% being reduced by the amounts indicated.

Cash & Capital Holding Company Cash1 Capital $6.6B • 2019 Combined NAIC Risk-Based Capital ratio2,3 of 395%, above 360% target $5.3B • Expected total U.S. Statutory Adjusted Capital2 $4.2B $4.2B $3.5B of $21.1B at June 30, 2020, up 13% from year-end 2019 • Japan Solvency Margin ratio4 of 799% at March 31, 2020 2Q19 3Q19 4Q19 1Q20 2Q20 $3.0B to $4.0B Cash Buffer 1 At quarter-end. Includes cash and liquid assets. 2 Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company. 3 MetLife calculates RBC annually as of December 31 and, accordingly, the calculation does not reflect conditions and factors occurring after the year end. 4 Solvency ratio of MetLife's insurance subsidiary in Japan, which is calculated quarterly and does not reflect conditions and factors occurring after March 31, 2020. 12

Appendix

Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, such as "expect," "3Q20 outlook," "well-positioned," "remains," "persists," "continued," "full year 2020," "hypothetical," "if," "assumption," "estimate," "target," "2H20," "long-term," "will," and "assuming," are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.   14

Explanatory Note on Non-GAAP and Other Financial Information Any references in this presentation (except in this Explanatory Note on Non- GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) net income (loss) per share; (ii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (iii) adjusted earnings; and (iii) adjusted earnings available to common shareholders; and (iv) adjusted earnings per share. (iv) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:      Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfers (PRT); (ii) premiums, fees and other revenues; (iii) adjusted capitalization of deferred policy acquisition costs (DAC) (iii) capitalization of DAC; (iv) adjusted other expenses (iv) other expenses; (v) adjusted earnings available to common shareholders; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders, excluding total notable items; (vi) net income (loss) available to MetLife, Inc.’s common shareholders; (vii) adjusted earnings available to common shareholders per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, per (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted diluted common share; common share; (ix) adjusted other expenses; (ix) other expenses; (x) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable (x) other expenses, net of capitalization of DAC; items related to adjusted other expenses; (xi) adjusted expense ratio; (xi) expense ratio; (xii) adjusted expense ratio, excluding total notable items related to adjusted other (xii) expense ratio; expenses and PRT; (xiii) direct expenses; (xiii) other expenses; (xiv) direct expenses, excluding total notable items related to direct expenses; (xiv) other expenses; (xv) direct expense ratio; and (xv) expense ratio; and (xvi) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xvi) expense ratio. 15

Explanatory Note on Non-GAAP and Other Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non- core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   16

Explanatory Note on Non-GAAP and Other Financial Information (Continued) The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures: • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. 17

Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information: • U.S.: • Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. • Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity. • Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 18

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders 2Q20 2Q19 Earnings Earnings Per Per Weighted Weighted Average Average Common Common Share Share Diluted1 Diluted1 (In millions, except per share data) Net Income (loss) available to MetLife, Inc.'s common shareholders $ 68 $ 0.07 $ 1,684 $ 1.77 Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: Less: Net investment gains (losses) 231 0.25 61 0.06 Less: Net derivative gains (losses) (710) (0.78) 724 0.76 Less: Other adjustments to continuing operations2 (357) (0.39) (179) (0.18) Less: Provision for income tax (expense) benefit 151 0.17 (236) (0.24) Add: Net income (loss) attributable to noncontrolling interests 5 0.01 5 0.01 Adjusted earnings available to common shareholders 758 0.83 1,319 1.38 Less: Total notable items — — (70) (0.07) Adjusted earnings available to common shareholders, excluding total notable items $ 758 $ 0.83 $ 1,389 $ 1.46 Adjusted earnings available to common shareholders on a constant currency basis $ 758 $ 0.83 $ 1,278 $ 1.34 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 758 $ 0.83 $ 1,348 $ 1.41 Weighted average common shares outstanding - diluted 913.1 952.9 1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal the result of (i) adjusted earnings available to common shareholders per diluted common share less (ii) total notable items per diluted common share. 19 2 Includes investment hedge adjustments.

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items 2Q20 Retirement and Group Income Property & Latin MetLife Corporate U.S.1 Benefits1 Solutions1 Casualty1 Asia America EMEA Holdings1 & Other1 (In millions) Adjusted earnings available to common shareholders $ 523 $ 248 $ 192 $ 83 $ 256 $ 132 $ 116 $ 20 $ (289) Less: Total notable items — — — — — — — — — Adjusted earnings available to common shareholders, excluding total notable items $ 523 $ 248 $ 192 $ 83 $ 256 $ 132 $ 116 $ 20 $ (289) Adjusted earnings available to common shareholders on a constant currency basis $ 256 $ 132 $ 116 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 256 $ 132 $ 116 2Q19 Retirement and Group Income Property & Latin MetLife Corporate U.S.1 Benefits1 Solutions1 Casualty1 Asia America EMEA Holdings1 & Other1 (In millions) Adjusted earnings available to common shareholders $ 732 $ 311 $ 351 $ 70 $ 359 $ 159 $ 77 $ 299 $ (307) Less: Total notable items — — — — — — — — (70) Adjusted earnings available to common shareholders, excluding total notable items $ 732 $ 311 $ 351 $ 70 $ 359 $ 159 $ 77 $ 299 $ (237) Adjusted earnings available to common shareholders on a constant currency basis $ 353 $ 128 $ 73 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 353 $ 128 $ 73 1Results on a constant currency basis are not included as constant currency impact is not significant. 20

Expense Detail and Ratios (In millions, except ratio data) 2015 2016 2017 2018 2019 Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC Capitalization of DAC $ (3,319) $ (3,152) $ (3,002) $ (3,254) $ (3,358) Less: Divested businesses and lag elimination1 120 (1) 34 (1) (20) Adjusted capitalization of DAC $ (3,439) $ (3,151) $ (3,036) $ (3,253) $ (3,338) Reconciliation of Other Expenses to Adjusted Other Expenses Other expenses $ 14,105 $ 13,295 $ 12,953 $ 12,927 $ 13,229 Less: Noncontrolling interest (13) (6) (12) (10) (15) Less: Regulatory implementation costs 2 1 — 11 18 Less: Acquisition, integration and other costs 28 64 65 24 44 Less: TSA fees — — — 305 246 Less: Divested businesses1 265 296 491 68 158 Adjusted other expenses $ 13,823 $ 12,940 $ 12,409 $ 12,529 $ 12,778 Other Detail and Ratios Other expenses $ 14,105 $ 13,295 $ 12,953 $ 12,927 $ 13,229 Capitalization of DAC (3,319) (3,152) (3,002) (3,254) (3,358) Other expenses, net of capitalization of DAC $ 10,786 $ 10,143 $ 9,951 $ 9,673 $ 9,871 Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 49,680 Expense ratio 24.6% 22.9% 21.7% 18.9% 19.9% Direct expenses $ 6,444 $ 5,754 $ 6,006 $ 5,874 $ 5,977 Less: Total notable items related to direct expenses 362 79 296 214 338 Direct expenses, excluding total notable items related to direct expenses $ 6,082 $ 5,675 $ 5,710 $ 5,660 $ 5,639 Adjusted other expenses $ 13,823 $ 12,940 $ 12,409 $ 12,529 $ 12,778 Adjusted capitalization of DAC (3,439) (3,151) (3,036) (3,253) (3,338) Adjusted other expenses, net of capitalization of DAC $ 10,384 $ 9,789 $ 9,373 $ 9,276 $ 9,440 Less: Total notable items related to adjusted other expenses 362 507 377 214 338 Adjusted other expenses, net of capitalization of DAC, excluding total notable items related to adjusted other expenses $ 10,022 $ 9,282 $ 8,996 $ 9,062 $ 9,102 Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 49,144 Less: PRT 1,740 1,761 3,305 6,894 4,346 Adjusted premiums, fees and other revenues, excluding PRT $ 42,589 $ 42,718 $ 42,895 $ 43,884 $ 44,798 Direct expense ratio 14.5% 12.9% 13.0% 11.6% 12.2% Direct expense ratio, excluding total notable items related to direct expenses and PRT 14.3% 13.3% 13.3% 12.9% 12.6% Adjusted expense ratio 23.4% 22.0% 20.3% 18.3% 19.2% Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT 23.5% 21.7% 21.0% 20.6% 20.3% 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s 21 Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

Expense Detail and Ratios (Continued) (In millions, except ratio data) 1Q 2020 2Q 2020 QTD 2Q 2020 YTD Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC Capitalization of DAC $ (774) $ (671) $ (1,445) Less: Divested businesses (3) (2) (5) Adjusted capitalization of DAC $ (771) $ (669) $ (1,440) Reconciliation of Other Expenses to Adjusted Other Expenses Other expenses $ 3,047 $ 2,872 $ 5,919 Less: Noncontrolling interest (3) (7) (10) Less: Regulatory implementation costs 2 — 2 Less: Acquisition, integration and other costs 6 — 6 Less: TSA fees 42 39 81 Less: Divested businesses 19 23 42 Adjusted other expenses $ 2,981 $ 2,817 $ 5,798 Other Detail and Ratios Other expenses $ 3,047 $ 2,872 $ 5,919 Capitalization of DAC (774) (671) (1,445) Other expenses, net of capitalization of DAC $ 2,273 $ 2,201 $ 4,474 Premiums, fees and other revenues $ 11,336 $ 10,491 $ 21,827 Expense ratio 20.1% 21.0% 20.5% Direct expenses $ 1,344 $ 1,287 $ 2,631 Less: Total notable items related to direct expenses — — — Direct expenses, excluding total notable items related to direct expenses $ 1,344 $ 1,287 $ 2,631 Adjusted other expenses $ 2,981 $ 2,817 $ 5,798 Adjusted capitalization of DAC (771) (669) (1,440) Adjusted other expenses, net of capitalization of DAC $ 2,210 $ 2,148 $ 4,358 Less: Total notable items related to adjusted other expenses — — — Adjusted other expenses, net of capitalization of DAC, excluding total notable items related to adjusted other expenses $ 2,210 $ 2,148 $ 4,358 Adjusted premiums, fees and other revenues $ 11,216 $ 10,401 $ 21,617 Less: PRT (9) (6) (15) Adjusted premiums, fees and other revenues, excluding PRT $ 11,225 $ 10,407 $ 21,632 Direct expense ratio 12.0% 12.4% 12.2% Direct expense ratio, excluding total notable items related to direct expenses and PRT 12.0% 12.4% 12.2% Adjusted expense ratio 19.7% 20.7% 20.2% Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT 19.7% 20.6% 20.1% 22

Premiums, Fees and Other Revenues (In millions) 2015 2016 2017 2018 2019 1Q 2020 2Q 2020 QTD 2Q 2020 YTD Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 49,680 $ 11,336 $ 10,491 $ 21,827 Less: Unearned revenue adjustments 7 30 12 (7) 97 18 5 23 Less: GMIB fees 97 124 125 120 108 26 25 51 Less: Settlement of foreign currency earnings hedges (37) 4 22 19 9 — — — Less: TSA fees — — — 305 246 42 39 81 Less: Divested businesses and lag elimination1 (496) (267) (516) 7 76 34 21 55 Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 49,144 $ 11,216 $ 10,401 $ 21,617 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 23

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